SHARE PURCHASE AGREEMENT

      This Agreement made as of the 26th day of April, 2011 ("Agreement"), by and between WILLIAM TAY, with an address at 2000 Hamilton Street, #943, Philadelphia, PA 19130 ("Seller"), and Success Parking USA LLC, a Delaware limited liability company with an address at One Southeast Third Avenue, 25th Floor, Miami, FL 33131 ("Purchaser").

                             W I T N E S S E T H:

      WHEREAS, Seller is the record owner and holder of 31,390,000 Common Shares, par value $.0001 par value (the "Shares"), of CEPHEUS ACQUISITION CORP., a Delaware corporation ("Corporation"), which Corporation has 31,390,000 shares of common stock, issued and outstanding as of the date of this
Agreement, as more fully described in Exhibit A, attached hereto and incorporated herein by reference.

      WHEREAS, Purchaser desires to purchase 31,390,000 of the Shares from Seller, which constitutes 100% of all of the Corporation's issued and outstanding shares, on a fully diluted basis, as of the date of this Agreement and will so constitute 100% of all of the Corporation's issued and outstanding shares, on a fully diluted basis, as of the Closing Date (as defined below), and Seller desires to sell such Shares upon the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained in this Agreement, and in order to consummate the purchase and sale of the Corporation's Shares, it is hereby agreed, as follows:

      1. PURCHASE AND SALE OF SHARES. Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase at the Closing and the Seller agrees to sell to Purchaser at the Closing (as defined below), all of the Seller's Shares (constituting 31,390,000 Shares), for a total price of sixty-nine thousand nine hundred ninety dollars and no cents ($69,990) (the "Purchase Price").

      2. GOOD FAITH DEPOSIT. At the signing of this Agreement, Purchaser agrees to wire transfer to an account to be designated by Seller, the sum of seven thousand dollars and no cents ($7,000), as an initial non-refundable deposit to Seller. At the Closing, as defined below, Purchaser will pay the balance of the Purchase Price, sixty-two thousand nine hundred ninety dollars and no cents ($62,990) to Seller by wire transfer to Seller's designated bank account.. In the event the Closing is not consummated, for whatever reason by the Closing Date, the $7,000 amount held by Seller shall be retained by Seller and neither party shall have any further liability or obligation under this Agreement

      3. CLOSING. The closing (the "Closing") of the purchase and sale of the Shares shall take place on or before May 18, 2011, at such time and place as the Purchaser and Seller mutually agree upon orally or in writing, including any mutually agreed upon extension therof (which time and place are designated as the "Closing Date"). At Closing, Purchaser shall deliver to Seller, in cash, by wire transfer to an account to be designated by Seller, the balance of the Purchase Price in the amount of sixty-two thousand nine hundred ninety dollars and no cents ($62,990), and Seller will immediately deliver the following to
Purchaser: (A) the certificates representing the Shares transferred hereunder, duly endorsed for transfer to the Purchaser or accompanied by appropriate stock powers; (B) a copy of the Corporation's Certificate of Incorporation, as the same may have been amended, and bylaws, as certified by the sole officer of the Corporation; (C) all corporate books and records (including all accounting records and SEC filings to date), together with a certified copy of resolutions adopted by the Corporation's Board of Directors, approving the transactions contemplated hereunder; and (D) written resignations of incumbent directors and officers of the Corporation.

         4.   REPRESENTATIONS  AND  WARRANTIES  OF  SELLER.  Seller,  as   sole
stockholder, director  and   officer  of  Corporation,  hereby  represents  and
warrants to Purchaser as of the date hereof and as of the Closing Date that:

      (i) Corporation is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to carry on the business it is now being conducted. Corporation and/or Seller do not require any consent and/or authorization, declaration or filing with any government or regulatory authority to undertake any actions herein;

        (ii) Corporation has filed with the United States Securities and Exchange Commission (the "SEC:), a registration statement on Form 10-12G, as amended, and which Form 10-12G has been declared effective by the SEC.

      (iii) Corporation has timely filed and is current on all reports required to be filed by it pursuant to Sections 13 and 15 of the Securities Exchange Act of 1934. All of the Corporation's SEC filings required to have been made have been made on a current and timely basis; the Corporation is not in receipt of any SEC comment letters with respect to such filings (other than those comments pertaining to the Form 10-12G, which were issued prior to its effectiveness); and all of the Corporation's filings with the SEC are true and correct, and do not contain any material misstatements or material omissions, and do not contain or fail to state any material fact which would cause any of such filings to be misleading.

      (iv) Corporation is newly formed with no financial information available other than the financial information included in its SEC filings;

      (v) There are no legal actions, suits, arbitrations, or other administrative, legal or governmental proceedings threatened or pending against the Corporation, it officer, directors and/or Seller or against the Seller or other employee, consultant, affiliate, officer, director or stockholder of Corporation. Additionally, Seller is not aware of any facts which may/might result in or form a basis of such action, suit, arbitration or other proceeding on any basis whatsoever;

      (vi) The Corporation has no subsidiaries or any direct or indirect ownership interest in any other corporation, partnership, association, firm or business in any manner;

      (vii) The Corporation and/or Seller does not have in effect nor has any present intention to put into effect any employment agreements, deferred compensation, pension retirement agreements or arrangements, options arrangements, bonus, stock purchase agreements, incentive or profit-sharing plans;

      (viii) No person or firm has, or will have, any right, interest or valid claim against the Corporation, the Seller, or any of their respective affiliates, for any commission, fee or other compensation in connection with the sale of the Shares herein as a finder or broker or in any similar capacity as a result of any act or omission by the Corporation and/or Seller or anyone acting on behalf of the Corporation and/or Seller;

      (ix) The business and operation of the Corporation has and will be conducted in accordance with all applicable laws, rules, regulations, judgments. Neither the execution, delivery or performance of this Agreement (A) violates the Corporation's by-laws, Certificate of Incorporation, Shareholder Agreements or any existing resolutions; and, (B) will cause the Corporation to lose any benefit or any right or privilege it enjoys under the Securities Act ("Act") or other applicable state securities laws;

      (x) Corporation has not conducted any business and will not conduct any business on or prior to the Closing Date. The Corporation has not entered into any agreement or contract or understanding, whether written or oral, of any nature whatsoever, and is not bound by any agreement, contract or understanding with any person or entity, including Seller. Corporation has no liabilities or other commitments (whether incurred, contingent or accrued) other than what is disclosed on its SEC filings made prior to the date hereof. The financial statements of the Corporation, as filed with the SEC, have been prepared in accordance with US generally accepted accounting principles.

      (xi) Seller has the capacity to enter into this Agreement and to consummate the transactions contemplated herein. This Agreement has been duly executed and delivered by Seller constitutes a valid and binding instrument, enforceable in accordance with its terms and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any applicable law and/or regulation to which Seller or Corporation or their respective affiliates may be bound, or agreement, mortgage, lease or other instrument or indenture to which Corporation and/or Seller or their respective affiliates may be a party to or by which they are bound;

      (xii) Seller is the legal and beneficial owner of the Shares and has good and marketable title thereto, free and clear of any liens, claims, rights and encumbrances. The 31,390,000 Shares owned by Seller constitute 100%, on a fully diluted basis, of the issued and outstanding shares of capital stock of the Corporation. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights or other contracts or commitments that could require the Seller and/or the Corporation to sell, transfer or otherwise dispose of any shares of capital stock of the Corporation or that could require the Corporation to issue, sell or otherwise cause to become outstanding any of its capital stock (other than this Agreement);

      (xiii) Seller warrants and agrees that Seller shall defend and hold Purchaser and the Corporation harmless for any losses or damages incurred (including court costs and legal fees) arising from or resulting from any action or claim by any third party against either the Seller or the Corporation, or their respective affiliates, and which is based on, in whole or in part, on any act or omission by Seller or the Corporation, or their respective affiliates, and which act or omission occurred on or prior to the Closing Date. This provision as well as the representations and warranties of Seller shall survive Closing for the applicable statute of limitations period,

      (xiv) Seller will cause all current officers and directors of the Corporation to resign at the Closing.

      5. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser hereby represents and warrants to Seller that:

      (i) Purchaser has the power and  authority  to  execute  and deliver this
Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and constitutes a valid and binding instrument, enforceable in accordance with its terms;

      (ii) The execution, delivery and performance of this Agreement is in compliance with and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which Purchaser is a party or by which Purchaser is bound;

      (iii) At no time was Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising;

      (iv) Purchaser is purchasing the Shares solely for his own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution of any portion thereof in violation of any applicable securities law.

      (v) The Purchaser is an "accredited investor" as defined under Rule 501 under the Securities Act of 1933, as amended

      (vi) Purchaser hereby agrees that such shares are restricted pursuant to Rule 144 and therefore subject to Rule 144 resale requirements.

      6. Notice. Notice shall be given by (i) certified mail, return receipt requested, five days after being sent as aforesaid, being deemed the date the notice is hereby given or (ii) by overnight delivery, with the date the notice is so delivered, as evidenced by a written receipt of delivery being deemed the date such notice is hereby given. Notice, unless either party has notified the other of an alternative address as provided hereunder, shall be sent to the address as set forth herein:

Seller: William Tay, President & Director
Cepheus Acquisition Corp.
2000 Hamilton Street, #943

Philadelphia, PA 19130
FAX: (215) 405-8018
Email: wtay@56k.net

Purchaser:  Success Parking USA, LLC
One Southeast Third Avenue
25th Floor
Miami, FL 33131
Fax: 305-374-5095
Attn: Geoffrey C. Cheney

      7. GOVERNING LAW. This Agreement shall be interpreted and governed in accordance with the laws of the State of Delaware. The parties herein waive trial by jury. In the event that litigation results or arise out of this Agreement or the performance thereof, the parties agree that the prevailing party is entitled to reimbursement for the non-prevailing party of reasonable attorney's fee, costs, expenses, in addition to any other relief to which the prevailing party may be entitled. Each of the parties, agrees that any action or proceeding relating to or arising out of this Agreement may be brought in any state or federal court sitting in Miami-Dade County, Florida, but not in any other court. Each of the parties (i) consents to the jurisdiction of any state or federal court sitting in or covering Miami- Dade County, Florida in any action or proceeding relating to or arising out of this Agreement, (ii) agrees not to seek to change the venue of any such action or proceeding, whether because of inconvenience of the forum or for any other reason, and
(iii) agrees that process in any such action or proceeding may be served by registered mail or in any other manner permitted by the rules of the court in which the action or proceeding is brought.

      8. CONDITIONS TO CLOSING. The Closing is conditioned upon the fulfillment by the Seller of the satisfaction of the representations and warranties made herein being true and correct in all material respects as of the date of Closing. Purchaser's condition to close remains subject to the satisfactory completion by Purchaser of its full due diligence, the satisfactory completion thereof which shall remain in Purchaser's sole and absolute discretion. Seller agrees to cooperate fully with Purchaser in its due diligence. Purchaser's condition to close shall also be subject to (i) the approval of Purchaser's members and (ii) the Corporation shall have filed with the SEC a Schedule 14f-1 for the change in the majority of directors to occur at Closing, in a form and substance satisfactory to Purchaser, at least (10) ten days prior to the Closing Date and shall have transmitted such schedule to all holders of record of securities of the Corporation at such time.

      9. SEVERABILITY. In the event that any term, covenant, condition, or other provision contained herein is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision or Agreement shall in no way affect any other term, covenant, condition or provision or Agreement contained herein, which shall remain in full force and effect.

      10. ENTIRE AGREEMENT. This Agreement contains all of the terms agreed upon by the parties with respect to the subject matter hereof. This Agreement supersedes all prior agreements or understandings among the parties with respect to its subject matter with respect thereto and cannot be changed or terminated orally.

      11. GENDER AND NUMBER; SECTION HEADINGS. Words importing a particular gender mean and include the other gender and words importing a singular number mean and include the plural number and vice versa, unless the context clearly indicated to the contrary. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

      12. AMENDMENTS. No amendments or additions to this Agreement shall be binding unless in writing, signed by both parties, except as herein otherwise provided.

      13. ASSIGNMENT. Neither party may assign this Agreement without the express written consent of the other party. Any agreed assignment by the Seller shall be effectuated by all the necessary corporate authorizations and governmental and/or regulatory filings.

      14. CLOSING DOCUMENTS. Seller and Purchaser agree, at any time, to execute, and acknowledge where appropriate, and to deliver any and all documents/instruments, and take such further action, which may necessary to carry out the terms, conditions, purpose and intentions of this Agreement. This Section shall survive the Closing.

      15. FACSIMILE SIGNATURES. Execution of this Agreement and delivery of signed copies thereof by facsimile signatures from the parties hereto or their agents is acceptable to the parties who waive any objections or defenses based upon lack of an original signature.

      16. PUBLICITY. Except as otherwise required by law, none of the parties hereto shall issue any press release or make any other public statement, in each case relating to, connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of the other to the contents and the manner of presentation and publication thereof.

      17. COSTS. All costs associated with this Agreement and the transactions contemplated hereunder shall be borne by the Seller and the Purchaser, respectively No costs incurred by Seller in connection herewith shall be borne by or incurred by or on behalf of the Corporation.






                           [SIGNATURE PAGE FOLLOWS]




{M3042677;1}

      IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have signed this Agreement by their duly authorized persons the day and year first above written.


SUCCESS PARKING USA LLC


/S/ TSAHI MERKUR
---------------------------------
BY: ITS MANAGER
NAME: TSAHI MERKUR
(PURCHASER)



/S/ WILLIAM TAY
---------------------------------
WILLIAM TAY
(SELLER)

               CEPHEUS ACQUISITION CORP., A DELAWARE CORPORATION

Cepheus Acquisition Corp., a Delaware corporation ("CEAQ"), is a U.S. public reporting company, and its common stock is registered under the U.S. Securities Exchange Act of 1934, as amended.

Cepheus management believes that there are certain benefits of being a reporting public company, and that certain private company (domestic or foreign) may seek to gain these advantages through a reverse merger or acquisition with Cepheus because its shares may thereby be quoted on the United States secondary markets, such as the New York Stock Exchange (NYSE), NASDAQ, NYSE Amex Equities, formerly known as the American Stock Exchange (AMEX) and the OTC Bulletin Board (OTC-BB).

                            CORPORATE INFORMATION

Legal Name of Public Reporting Shell: CEPHEUS ACQUISITION CORP.
SEC FILE / CIK Numbers: 000-54122 / 0001491828
SEC Reporting Status: Public reporting; current in all SEC filings to date.
SEC EDGAR Filings: http://www.sec.gov/cgi-bin/browseedgar?
action=getcompany&CIK=0001491828
State of Incorporation  and  Date  of Formation: State of Delaware / August 12,
2010
Net Equity: -0-
Underwriter: Self
Date of fiscal year-end: 12/31
Total and pending liabilities: None

            STOCK INFORMATION (PROPOSED OTC-BB TICKER SYMBOL*: "CEAQ")

Classes of Capital Stock: Preferred Stock, at $0.0001 par value
Common stock, at $0.0001 par value
Authorized Capital Stock: Capitalization: 500,000,000 Common Shares
20,000,000 Preferred Shares
Issued and Outstanding Shares: 31,390,000 Common Shares
-0- Preferred Shares, none designated
Warrants and Options Outstanding: None to date
OTC-BB Exchange Trading/Ticker Symbol: *Form 211 (15c2-11) to be filed by a registered broker-dealer, serving as a market maker, with The Financial Industry Regulatory Authority (FINRA) through a sponsoring market maker upon consummation of business combination.
OTC-BB Market Makers: To be appointed upon consummation of business combination.
Share Transfer Agent and Registrar: It is anticipated that Holladay Stock Transfer, Inc. of
Scottsdale, AZ will act as transfer agent for the Company's common stock. However, the Company may appoint a different transfer agent or act as its own until a merger candidate can be identified.A


{M3042677;1}